UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2026

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 982-0353
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On April 15, 2026, Compass, Inc., d/b/a Compass International Holdings, including through certain of its indirect wholly-owned subsidiaries (collectively, the “Company”), entered into a multi-party transaction with a company (“Parent”) that will indirectly own certain franchisees operating under the Sotheby’s International Realty brand to restructure financial obligations of the Parent’s predecessor (the “Transaction”). As part of the Transaction, the Company agreed to become a 51% holder of Parent’s common equity and enter into a 30-month installment payment plan pursuant to which certain outstanding indebtedness owed to the Company will be satisfied.
Additionally, on April 15, 2026, the Company and certain funds managed or advised by Angelo, Gordon & Co., L.P. or its affiliates (collectively, “TPG”), that are also parties to the Transaction, entered into an agreement (the “Put Agreement”) pursuant to which TPG will have the right but not the obligation (the “Put Right”) to require the Company to purchase 100% of Parent’s senior preferred equity at a purchase price determined in accordance with a formula set forth in the Put Agreement. The Company has not yet completed the valuation analysis necessary to arrive at the estimate of the fair value of the Put Right, nor finalized certain other accounting related to the Transaction, and expects to complete this analysis in connection with the second quarter Form 10-Q.
The foregoing description of the Put Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Put Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Put Agreement dated April 15, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: April 17, 2026	By:	/s/ Scott Wahlers
Scott Wahlers
Chief Financial Officer